UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                   ________________


                                       FORM 8-K

                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934
                                   ________________


          Date of Report (Date of earliest event reported)  August 25, 1997


                            GULF ISLAND FABRICATION, INC.
                (Exact name of registrant as specified in its charter)


            Louisiana                 0-22303                  72-1147390
            (State or other      (Commission File             (IRS Employer
            jurisdiction              Number)               Identification No.)
            of incorporation)



                 583  Thompson  Road,                          70363
                 Houma, Louisiana                              (Zip Code)
            (Address  of  principal executive
            offices)



                                          (504) 872-2100
                 (Registrant's telephone number, including area code)


                                               N/A
            (Former name or former address, if changed since last report.)




          Item 4.Changes in Registrant's Certifying Accountant.

               (a) On August 25, 1997, Gulf Island Fabrication, Inc. (the "Company") dismissed Price Waterhouse LLP ("Price Waterhouse") as independent accountants. The decision to change the Company's independent accountants was recommended by the Audit Committee (the "Audit Committee") of the Board of Directors and approved by the Board of Directors.

               The Price Waterhouse reports on the Company's financial statements for the two fiscal years ended December 31, 1995 and 1996 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

               In connection with its audits for the two most recent fiscal years ended December 31, 1995 and 1996 and through August 24, 1997, there have been no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse, would have caused them to make reference thereto in their report on the financial statements for the years ended December 31, 1995 and 1996.

               During the Company's two most recent fiscal years ended December 31, 1995 and 1996 and through August 24, 1997, there have been no "reportable events" (as defined in Regulation S-K
          Item 304(a)(1)(v)).

               The Company has requested that Price Waterhouse furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the preceding statements. A copy of the letter from Price Waterhouse dated August 28, 1997 is filed as Exhibit 16 to this Form 8-K.

               (b) Effective August 25, 1997, the Company engaged Ernst & Young LLP ("Ernst & Young") as the principal accountant to audit the financial statements of the Company. The decision to engage Ernst & Young was recommended by the Audit Committee and approved by the Board of Directors. During the two fiscal years ended December 31, 1996 and the subsequent interim period preceding such engagement, neither the Company nor anyone on its behalf consulted Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Ernst & Young provide to the Company a written report or oral advice regarding such principles or audit opinion.


          Item 7.Financial Statements and Exhibits.

               (c)  Exhibits.

                    16 Letter from Price Waterhouse LLP re change in certifying accountant



                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             GULF ISLAND FABRICATION, INC.
                                             By:/s/Jospeh P. Gallagher, III
                                                ---------------------------
                                                   Joseph P. Gallagher, III
                                                   Vice President - Finance


          Date:     August 28, 1997






                                    EXHIBIT INDEX



                                                                  Sequentially
                                                                      Numbered
           Exhibit No.             Description of Exhibit              Page

           16 Letter from Price Waterhouse LLP re change in certifying accountant